                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 20, 2001


                         ServiceWare Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       000-30277              25-1647861
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


          333 Allegheny Avenue
          Oakmont, Pennsylvania                                    15139
(Address of Principal Executive Offices)                         (Zip code)


Registrant's telephone number, including area code: (412) 826-1158

Item 2.  Acquisition or Disposition of Assets

     On July 20, 2001, ServiceWare Technologies, Inc., a Delaware corporation (the "Company") completed the sale of all of its right, title and interest in and to the properties and assets used by the Company's Content Business to RightAnswers LLC ("RightAnswers"). The Content Business was engaged in the business of providing a subscription based service that enables users to access a continuously updated database of problem solution pairs to solve their technical support problems. The sale was completed in accordance with the terms of a Purchase and Sale Agreement (the "Agreement"), dated July 20, 2001, between the Company and RightAnswers.

     RightAnswers is a newly formed limited liability company that was organized to acquire the Company's Content Business. RightAnswers' Chief Executive Officer, Mark Finkel, was the Company's Chief Financial Officer from January 2000 to July 2001. In addition, Mr. Finkel owns an equity interest in RightAnswers and also holds approximately 300,000 shares of the Company's common stock.

     The consideration received by the Company for the transactions contemplated under the Agreement was determined on the basis of arm's length negotiations between the parties and consisted of an assumption of approximately $0.7 million of net liabilities associated with the Company's Content Business by RightAnswers in excess of the assets and properties transferred to RightAnswers, subject to post-closing adjustments. The Company's Board of Directors unanimously approved the Agreement, the transactions contemplated under the Agreement and the consideration to be received by the Company under the Agreement.

     The previous description of the Agreement and the transactions contemplated by the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2.1. In addition, a copy of the press release dated July 31, 2001, issued by the Company, relating to the transaction is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

         The pro forma statements attached hereto, together with the financial information provided in the Form 10-Q filed by the Company on May 15, 2001 and incorporated herein by reference, reflect the disposition of the Company's Content Business. The following pro forma financial information of ServiceWare Technologies, Inc. is attached as part of this report:

         Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000.

         Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2001.

         Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001.

         Notes to Pro Forma Financial Statements.



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SERVICEWARE TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

                                                                  For the year ended December 31, 2000
                                                   -------------------------------------------------------------
                                                      Historical                     Pro Forma (unaudited)
                                                   ----------------         ------------------------------------
                                                     ServiceWare            Adjustments   (a)        As adjusted
                                                   ----------------         ----------------        -------------
REVENUES
     License and subscriptions                        $ 22,286                $(11,118)               $ 11,168
     Services                                            6,899                    (931)                  5,968
                                                      --------                --------                --------
Total revenues                                          29,185                 (12,049)                 17,136

COST OF REVENUES
     Cost of licenses and subscriptions                  2,282                    (868)                  1,414
     Cost of services                                    9,230                  (1,066)                  8,164
                                                      --------                --------                --------
Total cost of revenues                                  11,512                  (1,934)                  9,578
                                                      --------                --------                --------

GROSS MARGIN                                            17,673                 (10,115)                  7,558
OPERATING EXPENSES
     Sales and marketing                                20,491                  (3,830)                 16,661
     Research and development costs                      8,700                  (4,280)                  4,420
     General and administrative                          3,801                      --                   3,801
     Intangible assets amortization                      5,059                      --                   5,059
                                                      --------                --------                --------
Total operating expenses                                38,051                  (8,110)                 29,941
                                                      --------                --------                --------

LOSS FROM OPERATIONS                                   (20,378)                 (2,005)                (22,383)

OTHER INCOME (EXPENSE)
     Interest expense                                     (384)                     --                    (384)
     Other (net)                                           986                      --                     986
                                                      --------                --------                --------
Other income, net                                          602                      --                     602
                                                      --------                --------                --------

NET LOSS FROM CONTINUING OPERATIONS                   $(19,776)               $ (2,005)               $(21,781)
                                                      ========                ========                ========

NET LOSS PER COMMON SHARE, BASIC AND DILUTED          $  (1.50)                                       $  (1.65)
                                                      ========                                        ========

SHARES USED IN COMPUTING PER SHARE AMOUNTS              13,179                                          13,179
                                                      ========                                        ========


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SERVICEWARE TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

                                                              For the three months ended March 31, 2001 (unaudited)
                                                        ---------------------------------------------------------------
                                                           Historical                         Pro Forma
                                                        -----------------     -----------------------------------------
                                                           ServiceWare            Adjustments    (a)      As adjusted
                                                        -----------------     -----------------       -----------------
REVENUES
     License and subscriptions                             $  2,451                $ (1,504)               $    947
     Services                                                 1,461                    (142)                  1,319
                                                           --------                --------                --------
Total revenues                                                3,912                  (1,646)                  2,266

COST OF REVENUES
     Cost of licenses and subscriptions                       1,080                    (218)                    862
     Cost of services                                         3,420                    (163)                  3,257
                                                           --------                --------                --------
Total cost of revenues                                        4,500                    (381)                  4,119
                                                           --------                --------                --------

GROSS MARGIN                                                   (588)                 (1,265)                 (1,853)
OPERATING EXPENSES
     Sales and marketing                                      5,655                    (242)                  5,413
     Research and development costs                           2,609                    (624)                  1,985
     General and administrative                                 940                      --                     940
     Intangible assets amortization                           1,266                      --                   1,266
     Restructuring charge                                     1,856                      --                   1,856
                                                           --------                --------                --------
Total operating expenses                                     12,326                    (866)                 11,460
                                                           --------                --------                --------

LOSS FROM OPERATIONS                                        (12,914)                   (399)                (13,313)

OTHER INCOME (EXPENSE)
     Interest expense                                           (21)                     --                     (21)
     Other (net)                                                368                      --                     368
                                                           --------                --------                --------
Other income, net                                               347                      --                     347
                                                           --------                --------                --------

NET LOSS FROM CONTINUING OPERATIONS                        $(12,567)               $   (399)               $(12,966)
                                                           ========                ========                ========

NET LOSS PER COMMON SHARE, BASIC AND DILUTED               $  (0.52)                                       $  (0.53)
                                                           ========                                        ========

SHARES USED IN COMPUTING PER SHARE AMOUNTS                   24,356                                          24,356
                                                           ========                                        ========


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SERVICEWARE TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AMOUNTS IN THOUSANDS

                                                                                        March 31, 2001 (unaudited)
                                                                      -------------------------------------------------------------
                                                                        Historical                          Pro Forma
                                                                      ---------------         -------------------------------------
                                                                        ServiceWare             Adjustments           As adjusted
                                                                      ---------------         ---------------       ---------------
ASSETS
Current assets
     Cash and cash equivalents                                           $  5,847                                      $  5,847
     Short term investments                                                11,466                                        11,466
     Accounts receivable, less allowance for doubtful accounts              3,974                 (887)(a)                3,087
     Other current assets                                                   2,532                                         2,532
                                                                         --------             --------                 --------
Total current assets                                                       23,819                 (887)                  22,932

Long term assets
     Purchased technology, net of amortization                                779                                           779
     Property and equipment, net                                            4,207                  (40)(a)                4,167
     Intangible assets, net of accumulated amortization                     6,379                                         6,379
     Long term receivables                                                  1,100                                         1,100
     Other long term assets                                                   292                                           292
                                                                         --------             --------                 --------
Total long term assets                                                     12,757                  (40)                  12,717
                                                                         --------             --------                 --------
Total assets                                                             $ 36,576             $   (927)                $ 35,649
                                                                         ========             ========                 ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable                                                    $  2,556                                      $  2,556
     Deferred revenue                                                       6,048               (1,558)(a)                4,490
     Other current liabilities                                              4,553                  (64)(a)                4,489
                                                                         --------             --------                 --------
Total current liabilities                                                  13,157               (1,622)                  11,535
Long term deferred revenue                                                  1,100                                         1,100
Other long term liabilities                                                   328                                           328
                                                                         --------             --------                 --------
Total liabilities                                                          14,585               (1,622)                  12,963

Stockholders' equity                                                       21,991                  695 (b)               22,686
                                                                         --------             --------                 --------
Total liabilities and stockholders' equity                               $ 36,576             $   (927)                $ 35,649
                                                                         ========             ========                 ========


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Notes to Pro Forma Financial Statements

For Pro Forma Financial Statement purposes the assumed effective dates of the disposition described in Item 2 are as follows:

         Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 - January 1, 2000

         Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2001 - January 1, 2001

         Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001 - March 31, 2001

Statements of Operations

         (a) To eliminate operating results of the Content Business due to the disposition described in Item 2.

Balance Sheet

         (a)      To transfer the assets and liabilities in the disposition.

         (b) To record the gain on disposition, which is subject to post closing adjustments.


(c)      Exhibits.

         Exhibit No.          Description
         -----------          -----------

              2.1 Purchase and Sale Agreement, dated as of July 20, 2001, by and between ServiceWare Technologies, Inc. and RightAnswers LLC.

             99.1             Press Release dated July 31, 2001.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ServiceWare Technologies, Inc.


       Date:  August 6, 2001                  By:  /s/ Mark Tapling
                                                  ----------------------------
                                              Name: Mark Tapling
                                              Title:Chief Executive Officer

                                  EXHIBIT INDEX


         Exhibit No.          Exhibit
         -----------          -------

              2.1 Purchase and Sale Agreement, dated as of July 20, 2001, by and between ServiceWare Technologies, Inc. and RightAnswers LLC.

             99.1             Press Release dated July 31, 2001.